33



























                                                               Exhibit 10.11

                         Promissory Note
                         ---------------

FOR VALUE RECEIVED, -----------(the "Borrower") hereby promises to pay to the order of LANDSTAR SYSTEM, INC. (the "lender") the sum of ----------- Dollars ($xx,xxx.xx) (the "loan") on or before ----------------, plus interest on the unpaid principal balance hereof from December xx, 1998 at the annual rate of seven percent (7%) as provided herein on demand. The principal shall be repaid on the fifth anniversary of this note, ---------------. Interest shall be repayable annually on the anniversary date of the note, except that interest shall be forgiven each year on the anniversary date of this note if the Borrower is still employed by the Lender. In the event Borrower is terminated as an employee of Landstar System, In., (Landstar System Inc. or any affiliate of Landstar System, Inc.) for any reason, the entire amount (principal and interest) then remaining due shall be repaid in full within thirty (30) days of the termination date.)

The Lender and the Borrower further agree to waive demand, notice of non-payment and protest; and in the case suit shall be brought for the collection hereof, or the same has to be collected upon demand of an attorney, to pay reasonable attorney's fees for making such collection. The Lender and the Borrower shall remain liable for any deficiency with legal interest. The Loan (I) may not be assigned by Borrower without the written consent of the Lender, (II) is binding upon the Borrower's successors and heirs, and (III) shall be governed by and construed in accordance with the laws of the state of Florida.

The Lender may, on notice to the Borrower, convey its interest on the Loan to any entity in which the Lender has equity interest, in which case reference herein to "Lender" shall be deemed to refer to such entity.

Dated: ---------------------


                                         ________________________
                                         Typed Name:

Acknowledged and Agreed:

LANDSTAR SYSTEM, INC.

By: ______________________
Name:
Title: